UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2021

WAVE SYNC CORP.

 (Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (852) 98047102

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2021, Wave Sync Corp. (the “Company” or “Buyer”) and Hudson Capital USA Inc. (the “Seller”) entered into a share transfer agreement (the “Archax SPA”), pursuant to which the Company agreed to buy from the Seller $500,000 USD worth of shares of Archax Holdings Ltd. (“Archax”), a company organized under the laws of England, UK. Archax is a global digital asset trading platform and ecosystem. In addition, on June 4, 2021, the Company and the Seller entered into another share transfer agreement (the “Montis SPA”), pursuant to which the Company agreed to buy from the Seller $250,000 USD worth of shares of Montis Digital Limited (“Montis”), a company organized under the laws of Gibraltar. Montis primarily provides marketing and consulting services for digital assets and related entities in the digital asset ecosystems. Each of the Archax SPA and Montis SPA contained customary representations and warranties for transactions of this nature and scale.

The Company and Seller are related parties because the majority of the board of directors of the Company are the board members of the Seller, constituting the majority of the board of directors of the Seller and Hon Man Yun serves as the Chief Financial Officer of both the Company and Seller.

The foregoing summary description of the Archax SPA and Montis SPA is subject to and qualified in its entirety by the Archax SPA and Montis SPA, both of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

On June 16, 2021, the Company and Seller closed the stock purchase transaction in accordance with the Montis SPA. On June 17, 2021, the Company and Seller closed the stock purchase transaction in accordance with the Archax SPA.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Share Transfer Agreement between Wave Sync Corp. and Hudson Capital USA Inc. (the Archax SPA)
10.2	Share Transfer Agreement between Wave Sync Corp. and Hudson Capital USA Inc. (the Montis SPA)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2021	WAVE SYNC CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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